Exhibit 99.2

WBA / RAD TRANSACTION UPDATE June 29, 2017

Statements in this presentation that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the sale of stores and assets to WBA; the ability of the parties to complete the sale and related transactions considering the various closing conditions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the Federal Trade Commission and otherwise in connection with the sale of stores and assets of Rite Aid to WBA; the expected benefits of the transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of Rite Aid following completion of the proposed transactions; the ability of Rite Aid to implement new business strategies following the completion of the proposed transactions and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions, including the possibility that the transactions may not close, including because a governmental entity (including the Federal Trade Commission) may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals; the risk that there may be a material adverse change of Rite Aid, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transactions; risks related to the ability to realize the anticipated benefits of the proposed transaction; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the effect of the pending sale on Rite Aid's business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management's or employees' attention from ongoing business operations; the risk that Rite Aid's stock price may decline significantly if the proposed transactions are not completed; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; potential changes to our strategy in the event the proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise. Safe Harbor Statement 2

WBA / RAD Merger Update Based on FTC feedback, WBA and Rite Aid believed the merger would not be consummated. Accordingly, WBA and Rite Aid have terminated the merger agreement. The divestiture agreement with Fred’s has also been terminated. WBA has agreed to pay Rite Aid a termination fee of $325 million. 3

WBA / Rite Aid Asset Purchase Agreement WBA has agreed to acquire 2,186 stores and certain distribution assets and inventory from Rite Aid for $5.175 billon on a cash-free, debt-free basis. Transaction is subject to antitrust clearance and other customary closing conditions. The transaction does not require a shareholder vote. Following the closing of the asset sale, Rite Aid will have the option to purchase generic drugs that are sourced through an affiliate of WBA at cost, substantially equivalent to Walgreens, for a period of 10 years. 4

Current Store Profile 5 Rite Aid States & Store Count Rite Aid Distribution Centers As of 6/3/2017 139 14 73 1 577 22 21 274 10 224 116 81 52 25 91 89 224 537 103 79 185 37 68 MA146 RI 43 CT 77 NJ 251 DE 42 D.C. 7 176 599 MD 140

Pro-Forma Store Profile 6 Rite Aid States & Store Count Rite Aid Distribution Centers As of 6/3/2017 139 9 73 1 577 4 274 217 2 4 4 1 1 8 535 2 1 80 6 62 MA10 RI 1 CT 22 NJ 100 DE 42 2 143 MD 13

Transaction Benefits Allows Rite Aid to significantly reduce leverage and provides flexibility for future strategic investments More diversified business model Reduces exposure to reimbursement rate pressure Higher percentage of Adjusted EBITDA from higher growth PBM business Strong profile of remaining stores Per store sales & Adjusted EBITDA higher than current chain average Almost 60% of stores in Wellness format Remaining stores in markets where we have strong share Access to drug purchasing option through an affiliate of WBAD provides opportunity to lower drug costs 7

1st QUARTER FISCAL 2018 SUPPLEMENTAL INFORMATION

The company separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per diluted share, and Adjusted EBITDA, which are non-GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per diluted share exclude amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements and LIFO adjustments. Adjusted EBITDA is defined as net income excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program). Reconciliation of Non-GAAP Financial Measures 9

Q1 - Fiscal 2018 Summary 10 ($ in millions, except per share amounts) 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016 Revenue $ 7,781.5 $ 8,184.2 Net Loss $ (75.3) $ (4.6) Net Loss Per Diluted Share $ (0.07) $ (0.00) Adjusted Net (Loss) / Income $ (52.4) $ 16.3 Adjusted Net (Loss) / Income per Diluted Share $ (0.05) $ 0.02 Adjusted EBITDA $ 192.6 2.47% $ 286.0 3.49%

Q1 - Fiscal 2018 Reconciliation of Net Loss to Adjusted EBITDA 11 ($ in thousands) Q2 - Fiscal 2017 Reconciliation of Net Income to Adjusted EBITDA ($ in thousands) 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016 Net Loss $ (75,349) $ (4,588) Adjustments: Interest expense 109,937 105,113 Income tax benefit (35,209) (6,309) Depreciation and amortization 142,092 138,788 LIFO charge 16,874 13,751 Lease termination and impairment charges 4,086 5,781 Other 30,133 33,466 Adjusted EBITDA $ 192,564 $ 286,002 Percent of revenues 2.47% 3.49%

Q1 - Fiscal 2018 Reconciliation of Net Loss to Adjusted Net (Loss) Income 12 ($ in thousands, except per share amounts) ($ in thousands) 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016 Net Loss $ (75,349) $ (4,588) Add back - Income tax benefit (35,209) (6,309) Loss before income taxes (110,558) (10,897) Adjustments: Amortization of EnvisionRx intangible assets 20,716 20,315 LIFO charge 16,874 13,751 Merger and acquisition-related costs 7,239 2,756 Adjusted (loss) income before income taxes $ (65,729) $ 25,925 Adjusted income tax (benefit) expense (13,292) 9,590 Adjusted net (loss) income $ (52,437) $ 16,335 Net loss per diluted share $ (0.07) $ (0.00) Adjusted net (loss) income per diluted share $ (0.05) $ 0.02

00 Q1 - Fiscal 2018 Summary RETAIL PHARMACY SEGMENT 13 ($ in millions) (1) Refer to slides 15 and 16 for the reconciliations of these non-GAAP measures to their applicable GAAP measures. Revenue 6,350.2 $ 6,675.5 $ Adjusted EBITDA Gross Profit (1) 1,693.0 $ 26.66% 1,836.4 $ 27.51% Adjusted EBITDA SG&A (1) 1,549.0 $ 24.39% 1,591.6 $ 23.84% Adjusted EBITDA 144.0 $ 2.27% 244.8 $ 3.67% 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016

Q1 - Fiscal 2018 Summary RETAIL PHARMACY SEGMENT Retail Pharmacy Segment revenue decreased $325.3 million or 4.9%, due to a 1.1% decrease in comparable script growth, a decrease in reimbursement rates and a 1.5% decrease in same store front end sales. Adjusted EBITDA Gross Profit decreased $143.4 million, and Adjusted EBITDA Gross Margin decreased by 85 bps. The decrease was driven by reductions in reimbursement rates that we were not able to offset with generic drug purchasing efficiencies, as well as a reduction in script volume. Adjusted EBITDA SG&A decreased $42.6 million due to strong expense control, but increased 55 bps as a percentage of revenues, due to our decline in same store sales. 14

Reconciliation of Adjusted EBITDA Gross Profit RETAIL PHARMACY SEGMENT 15 ($ in thousands) Reconciliation of Adjusted EBITDA Gross Profit Retail Pharmacy Segment ($ in thousands) 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016 Revenues $ 6,350,208 $ 6,675,548 Gross Profit 1,654,062 1,805,367 Addback: LIFO charge 16,874 13,750 Customer loyalty card program revenue deferral 15,986 13,037 Depreciation and amortization (COGS portion only) 4,529 3,938 Other 1,592 318 Adjusted EBITDA Gross Profit $ 1,693,043 $ 1,836,410 Adjusted EBITDA Gross Profit as a percent of revenue 26.66% 27.51%

Reconciliation of Adjusted EBITDA SG&A RETAIL PHARMACY SEGMENT 16 ($ in thousands) Reconciliation of Adjusted EBITDA SG&A Retail Pharmacy Segment ($ in thousands) 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016 Total Revenues $ 6,350,208 $ 6,675,548 Selling, general and administrative expenses 1,682,391 1,723,903 Less: Depreciation and amortization (SG&A portion only) 115,037 113,263 Stock based compensation expense 9,038 11,143 Other 9,240 7,911 Adjusted EBITDA SG&A $ 1,549,076 $ 1,591,586 Adjusted EBITDA SG&A as a percent of revenue 24.39% 23.84%

Pharmacy Services Segment Results 17 ($ in millions) Pharmacy Services Segment Results ($ in millions) 13 Weeks Ended June 3, 2017 13 Weeks Ended May 28, 2016 Revenues $ 1,513.2 $ 1,602.4 Cost of Revenues 1,408.2 1,513.4 Gross Profit 105.0 89.0 Selling, General and Administrative Expense (79.0) (69.3) Addback: Depreciation and Amortization 22.6 21.5 Adjusted EBITDA - Pharmacy Services Segment $ 48.6 $ 41.2

Q1 - FY 2018 Summary PHARMACY SERVICES SEGMENT Revenues decreased $89.2 million, due to a decrease in covered lives at Envision Insurance Company EBITDA increased $7.4 million due to an increase in Gross Profit. 18

FY 18 FY 16 FY 17 Front End Sales Rx Sales Script Count Comparable Store Sales Growth 19 (1) (1) Script count growth shown on a 30-day equivalent basis. 0.6% 0.3% 0.3% - 0.4% 1.2% 0.1% - 0.4% - 0.3% - 1.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 3.9% 2.8% 1.2% - 0.8% 0.1% - 3.6% - 4.7% - 4.3% - 5.0% 2.2% 1.2% 1.1% 1.4% 2.1% - 0.4% - 1.0% - 0.3% - 1.1%

Capitalization Table & Leverage 20 ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. Capitalization Table & Leverage ($ in thousands) June 3, 2017 March 4, 2017 Secured Debt: Senior secured revolving credit facility due January 2020 $ 2,317,285 $ 2,405,082 Tranche 1 Term Loan (second lien) due August 2020 466,139 465,833 Tranche 2 Term Loan (second lien) due June 2021 497,710 497,569 Other 90 90 3,281,224 3,368,574 Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 897,027 896,544 6.75% senior notes due June 2021 804,011 803,640 6.125% senior secured notes due April 2023 1,775,085 1,774,016 3,476,123 3,474,200 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,416 293,375 6.875% fixed-rate senior notes due December 2028 127,245 127,229 420,661 420,604 Lease financing obligations 62,259 65,315 Total Debt: 7,240,267 7,328,693 Current maturities of long-term debt and lease financing obligations (22,460) (21,335) Long-term debt and lease financing obligations, less current maturities $ 7,217,807 $ 7,307,358 Leverage Ratio: Total Debt $ 7,240,267 $ 7,328,693 Add back - Unamortized debt issue costs 68,985 73,784 Total Debt, gross $ 7,309,252 $ 7,402,477 Less: Cash and cash equivalents 214,449 245,410 $ 7,094,803 $ 7,157,067 Retail Pharmacy Segment Adjusted EBITDA 848,044 948,906 Pharmacy Services Segment Adjusted EBITDA 195,659 188,235 $ 1,043,703 $ 1,137,141 Debt: EBITDA Leverage Ratio 6.80 6.29 Note: Debt in the capitalization table is shown net of unamortized debt issuance cost

Debt Maturity Profile Maturity table as of June 3, 2017. Note: Maturities reflect calendar year. ($ in millions) Second Lien ABL Funded ABL Unfunded Commitment Senior Unsecured Notes Senior Unsecured (Guaranteed) Notes Callable at 102.313 21 Callable at 103.375 $2,317 $1,383 $295 $128 $470 $500 $902 $810 $1,800 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2016 2017 2018 2019 2020 2021 2022 2023 . . . . . . 2027 2028

[LOGO]